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                                                                  Exhibit 10.18

                   AMENDMENT TO AMENDED AND RESTATED INTERIM
                          LOAN AND SECURITY AGREEMENT



                 AMENDMENT, dated as of January 9, 1995 (this "Amendment"), between PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender"), and DVI FINANCIAL SERVICES, INC., a Delaware corporation (the "Borrower") to the Existing Agreement referred to below.


                                    RECITALS

                 The Lender and the Borrower are the parties to a certain Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (as heretofore amended, the "Existing Agreement"; as amended by this Amendment, the "Agreement").

                 The Lender and the Borrower desire to amend the Existing Agreement to increase the maximum principal amount of Advances which may at one time be outstanding from $75,000,000 to $100,000,000.

                 Accordingly, in consideration of the premises, the parties hereto agree as follows:

                 SECTION 1. Terms and Conditions for All Advances. Section 1 of the Existing Agreement is hereby amended by deleting the number "$75,000,000" therein and replacing in lieu thereof the number "$100,000,000".

                 SECTION 2. Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

                 2.1 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                 (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower;

                 (b) an Endorsement to Amended and Restated Secured Note substantially in the form of Annex A hereto, executed and delivered by a duly authorized officer of the Borrower;

                 (c) such other documents as the Lender may reasonably request.

                 2.2 No Default. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in each Existing Agreement on its part to be


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observed or performed; (ii) the representations and warranties made and restated by the Borrower pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and(iii) no Default or Event of Default shall have occurred and be continuing on such date. On the Amendment Effective Date the Borrower shall be deemed to have certified to the Lender as set forth in this
Section 2.2.

                 SECTION 3. Representations and Warranties. The Borrower hereby confirms and reaffirms the representations and warranties contained in
Section 5 of the Existing Agreement; provided, however, that references therein to the "Agreement" shall be deemed to refer collectively to this Amendment, the Existing Agreement, and the Agreement, each as defined herein.

                 SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                 SECTION 5. Definitions In Existing Agreement. Unless otherwise defined in this Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

                 SECTION 6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                 SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                            [SIGNATURE PAGE FOLLOWS]





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                 IN WITNESS WHEREOF, the Lender and the Borrower have caused this Amendment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                                               PRUDENTIAL SECURITIES REALTY
                                                FUNDING CORPORATION

                                               By /s/ William J. Horan
                                                 ------------------------------
                                                 Name: William J. Horan
                                                 Title: Treasurer


                                               DVI FINANCIAL SERVICES, INC.

                                               By /s/ Tuan A. Pham
                                                 ------------------------------
                                                 Name: Tuan A. Pham
                                                 Title: Vice President


ACKNOWLEDGED AND AGREED:

DVI INC. Guarantor

By /s/ J.G. Costello
  ----------------------
  Name: J.G. Costello
  Title: Senior Vice President





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                ENDORSEMENT TO AMENDED AND RESTATED SECURED NOTE

                                January 9, 1995


                 The undersigned Borrower hereby agrees with Prudential Realty Funding Corporation (the "Lender") that the Amended and Restated Secured Note of the Borrower, dated September 13, 1994, as it may have been previously amended by endorsement, in the amount of $75,000,000, to which this Endorsement to Amended and Restated Secured Note is attached, is hereby amended by deleting the amount "$75,000,000.00" from each place that it is deemed to appear therein, and by replacing in lieu thereof the number "$100,000,000".

                 This Endorsement to Amended and Restated Secured Note is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Amended and Restated Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Endorsement to Amended and Restated Secured Note to the Amended and Restated Secured Note.


Borrower:
                                             DVI FINANCIAL SERVICES, INC.

                                             By /s/ Tuan A. Pham
                                               --------------------------
                                               Name: Tuan A. Pham
                                               Title: Vice President

Lender:
                                             PRUDENTIAL SECURITIES REALTY
                                              FUNDING CORPORATION

                                             By /s/ William J. Horan
                                               --------------------------
                                               Name: William J. Horan
                                               Title: Treasurer





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                                                                         ANNEX A
                                                                    to Amendment



                ENDORSEMENT TO AMENDED AND RESTATED SECURED NOTE

                                January 9, 1995


                 The undersigned Borrower hereby agrees with Prudential Realty Funding Corporation (the "Lender") that the Amended and Restated Secured Note of the Borrower, dated September 13, 1994, as it may have been previously amended by endorsement, in the amount of $75,000,000, to which this Endorsement to Amended and Restated Secured Note is attached, is hereby amended by deleting the amount "$75,000,000.00" from each place that it is deemed to appear therein, and by replacing in lieu thereof the number "$100,000,000".

                 This Endorsement to Amended and Restated Secured Note is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Amended and Restated Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Endorsement to Amended and Restated Secured Note to the Amended and Restated Secured Note.


Borrower:
                                                  DVI FINANCIAL SERVICES, INC.

                                                  By /s/ Tuan A. Pham
                                                    --------------------------
                                                    Name: Tuan A. Pham
                                                    Title: Vice President

Lender:
                                                  PRUDENTIAL SECURITIES REALTY
                                                   FUNDING CORPORATION

                                                  By /s/ William J. Horan
                                                    --------------------------
                                                    Name: William J. Horan
                                                    Title: Treasurer




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